UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2005

WILSON BROTHERS USA, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51095	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1072 U.S. Highway 175 Kaufman, Texas	75142
(Address of principal executive offices)	(Zip Code)

(972) 962-5484

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Wilson Brothers USA, Inc. (the “Company”) is conducting a private placement whereby the Company plans to issue (a) up to a maximum of $1,000,000 of Promissory Notes and (b) up to a maximum of $1,000,000 of Convertible Promissory Notes to certain accredited investors, as defined by Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The transactions completed in the initial closing are described below.

On March 11, 2005, the Company held its initial closing whereby the Company entered into a Promissory Note Subscription Agreement with Jeffrey Buckalew (the “Note Agreement”) and sold $250,000 aggregate principal amount of its Promissory Notes due December 2005 (the “Notes”) and entered into a Convertible Promissory Note Subscription Agreement with Jeffrey Buckalew (the “Convertible Note Agreement”) and sold $50,000 aggregate principal amount of its Convertible Promissory Notes due December 2010 (the “Convertible Notes”). Copies of the form of Note Agreement, Convertible Note Agreement, Notes, and Convertible Notes are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. The following descriptions of the Note Agreement, Convertible Note Agreement, Notes, and Convertible Notes are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3 and 10.4, which are incorporated by reference herein.

The material terms and conditions of the Note Agreement and the Note governed thereby are as follows:

Maturity. Nine months from the date of issuance.

Interest. The Notes bear interest at a rate of 1.0% per month. The principal and interest is due and payable nine months from the date of issuance.

Prepayment. The Company may prepay all or a portion of the Notes at any time upon ten (10) days written notice. If the Company prepays, in whole or in part, the Note prior to six months from the date of issuance, the Company shall pay a back-end fee equal to the product of the principal repaid at such time and fourteen percent (14%). If the Company prepays, in whole or in part, the Note after six months from the date of issuance, the Company shall pay a back-end fee equal to the product of the principal repaid at such time and twenty-one percent (21%).

Subordination. The Notes are unsecured obligations and are subordinated in right of payment to all of the Company’s existing and future secured indebtedness to banks, lease financing institutions or other lending institutions.

Default. The following constitute events of default under the Notes that could, subject to certain conditions, cause the unpaid principal on the Notes to become due and payable:

(i)	any payment is not made as and when due;

(ii)	default in the performance of any material obligation, covenant or condition contained in the Note;

(iii)	default by the Company under any other note owed to holder;

(iv)	any warranty or representation made to holder by the Company in the Note Agreement to induce holder to make the loan is false or misleading in any material respect;

(v)	the dissolution, liquidation, or termination of existence of the Company; or

(vi)	any voluntary or involuntary bankruptcy, reorganization, insolvency proceeding, receivership, or other similar proceeding is commenced by or against the Company as debtor under any federal or state law, or the Company becomes insolvent, makes any assignment for the benefit of creditors, or conveys substantially all of its assets.

The material terms and conditions of the Convertible Note Agreement and the Convertible Note governed thereby are as follows:

Maturity. Five years from the date of issuance.

Interest. The Convertible Notes bear interest at a rate of 8.0% per year. The principal and interest is due and payable five years from the date of issuance.

Conversion. The Convertible Notes may be convertible into the Company’s common stock upon the following circumstances:

(i)	at any time after March 31, 2006 at the election of the holder but subject to the Company’s right of prepayment described below, the entire principal and interest accrued on the Convertible Note shall automatically be converted into shares of the Company’s common stock at the Conversion Price; or

(ii)	subject to the Company’s right of prepayment described below, the entire principal and interest accrued on the Convertible Note may be converted into shares of the Company’s common stock at the Conversion Price, in the sole discretion of the holder, upon (a) the closing of a consolidation or merger of the Company with or into another entity or other corporate reorganization in which the Company is not the surviving entity, (b) a transaction or series of related transactions in which in excess of fifty percent (50%) of the voting power of the Company is transferred to a third party, or (c) a sale of all or substantially all of the assets of the Company (collectively a “Sale”).

Conversion Price. The Conversion Price is adjusted in the following manner depending on the following financial criteria:

(i)	If the Company’s sales revenue for its 2005 fiscal year are less than $20,000,000, the Company’s Gross Margin for its 2005 fiscal year is less than 35%, the Company’s EBITDA for its 2005 fiscal year is less than $3,000,000 or upon a conversion in the event of a Sale occurring on or prior to March 31, 2006 or if the Company fails to file its Form 10-KSB for the year ended December 31, 2005 within one hundred twenty (120) days following the end of such fiscal year, then the Conversion Price is equal to Fifty Cents ($0.50) per share;

(ii)	If the Company’s sales revenue for its 2005 fiscal year are equal to or greater than $20,000,000, the Company’s Gross Margin for its 2005 fiscal year is equal to or greater than 35% and the Company’s EBITDA for its 2005 fiscal year is equal to or greater than $3,000,000, but the Company does not meet the conditions set forth in (iii) below then the Conversion Price is equal to One Dollar ($1.00) per share; or

(iii)	If the Company’s sales revenue for its 2005 fiscal year are equal to or greater than $22,000,000, the Company’s Gross Margin for its 2005 fiscal year is equal to or greater than 35% and the Company’s EBITDA for its 2005 fiscal year is equal to or greater than $4,000,000, then the Conversion Price is equal to One Dollar Forty Cents ($1.40) per share.

Prepayment. The Company shall have the right to prepay the Convertible Note prior to the fifth anniversary as follows:

In the event that (i) the Company’s sales revenue for its 2005 fiscal year are equal to or greater than $20,000,000, (ii) the Company’s Gross Margin for its 2005 fiscal year is equal to or greater than 35%, (iii) the Company’s EBITDA for its 2005 fiscal year is equal to or greater than $3,000,000 and (iv) the Company’s EBITDA for the preceding twelve (12) months is greater than or equal to the Company’s Adjusted Debt as of the date tested, but the Company does not meet the conditions set forth below, the Company may, upon at least ten (10) days’ advance written notice to the holder, prepay 40% (and no less) of the unpaid principal of the Convertible Note, plus any unpaid interest accrued thereon at the rate of twelve percent (12%) (in lieu of the annual interest rate of eight percent (8%)) from the date of the Convertible Note. “Adjusted Debt” means the aggregate of the Company’s debt for borrowed money, debt evidenced by notes, bonds or indentures and debt under capital leases, provided, however, debt secured by real estate mortgages shall not be included.

In the event that (i) the Company’s sales revenue for its 2005 fiscal year are equal to or greater than $22,000,000, (ii) the Company’s Gross Margin for its 2005 fiscal year is equal to or greater than 35%, (iii) the Company’s EBITDA for its 2005 fiscal year is equal to or greater than $4,000,000 and (iv) the Company’s EBITDA for the preceding twelve (12) months is greater than or equal to the Company’s Adjusted Debt as of the date tested, the Company may, upon at least ten (10) days’ advance written notice to the holder, prepay 60% (and no less) of the unpaid principal of the Convertible Note, plus any unpaid interest accrued thereon at the rate of twelve percent (12%) (in lieu of the annual interest rate of eight percent (8%)) from the date of the Convertible Note.

Subordination. The Convertible Notes are unsecured obligations and are subordinated in right of payment to all of the Company’s existing and future secured indebtedness and liabilities to banks, lease financing institutions, or other lending institutions.

Default. The following constitute events of default under the Convertible Notes that could, subject to certain conditions, cause the unpaid principal on the Convertible Notes to become due and payable:

(i)	any payment is not made as and when due;

(ii)	default in the performance of any material obligation, covenant or condition contained in the Convertible Note;

(iii)	default by the Company under any other note owed to holder;

(iv)	any warranty or representation made to holder by the Company in the Convertible Note Agreement to induce holder to make the loan is false or misleading in any material respect;

(v)	the dissolution, liquidation, or termination of existence of the Company; or

(vi)	any voluntary or involuntary bankruptcy, reorganization, insolvency proceeding, receivership, or other similar proceeding is commenced by or against the Company as debtor under any federal or state law, or the Company becomes insolvent, makes any assignment for the benefit of creditors, or conveys substantially all of its assets.

The Notes, the Convertible Notes and the shares of common stock underlying the Convertible Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation to buy the Notes or the Convertible Notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The initial closing under the Note Agreement described in Item 1.01 was completed on March 11, 2005. At the initial closing, the Company became obligated on $250,000 in principal amount of Notes. The Notes are short-term debt obligations arising other than in the ordinary course of business, which constitute direct financial obligations of the Company. Please refer to Item 1.01 above for a description of the material terms of the Note Agreement and the Notes, which is incorporated by reference in this Item 2.03.

The initial closing under the Convertible Note Agreement described in Item 1.01 was also completed on March 11, 2005. At the initial closing, the Company became obligated on $50,000 in principal amount of Convertible Notes. The Convertible Notes are debt obligations arising other than in the ordinary course of business, which constitute direct financial obligations of the Company. The Convertible Notes will be convertible only under certain circumstances, as described in Item 1.01. Please refer to Item 1.01 above for a description of the material terms of the Convertible Note Agreement and the Convertible Notes, including the terms of conversion, which is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

On March 11, 2005, the Company offered and sold an aggregate principal amount of $50,000 of the Convertible Notes in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The Convertible Notes, including the terms of conversion, are descried in Item 1.01 above, which is incorporated by reference in this Item 3.02. The investor in the transaction is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Promissory Note Subscription Agreement

10.2	Form of Convertible Promissory Note Subscription Agreement

10.3	Form of Promissory Note

10.4	Form of Convertible Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BROTHERS USA, INC.

Date: March 17, 2005	By:	/s/ James R. Emmons
James R. Emmons
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Promissory Note Subscription Agreement

10.2	Form of Convertible Promissory Note Subscription Agreement

10.3	Form of Promissory Note

10.4	Form of Convertible Promissory Note